EXHIBIT 32.1

CERTIFICATION

Faheem Hasnain, President and Chief Executive Officer, and Andrew L. Guggenhime, Senior Vice President and Chief Financial Officer, of PDL BioPharma, Inc. (the “Registrant”), each hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

(1) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 will be provided to the Securities and Exchange Commission or its staff upon request.

Dated: November 7, 2008

/s/ Faheem Hasnain
Faheem Hasnain
President and Chief Executive Officer (Principal Executive Officer)

/s/ Andrew L. Guggenhime
Andrew L. Guggenhime
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)